EXHIBIT 10.1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS *. A COMPLETE, UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXCLUSIVE LICENSE AND ALLIANCE AGREEMENT

by and between

GE HEALTHCARE UK LIMITED

and

GERON CORPORATION

TABLE OF CONTENTS

1.	DEFINITIONS	3
2.	ALLIANCE PROGRAM	9
3.	LICENSE GRANTS	11
4.	DILIGENCE; DEVELOPMENT REPORTS	14
5.	PAYMENTS; ROYALTIES AND ROYALTY REPORTS	16
6.	CONFIDENTIALITY AND PUBLICATION	21
7.	REPRESENTATIONS AND WARRANTIES; COVENANTS	22
8.	INDEMNIFICATION; INSURANCE	24
9.	PATENT PROVISIONS	25
10.	TERM AND TERMINATION	31
11.	MISCELLANEOUS	33
12.	SCHEDULES	39

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EXCLUSIVE LICENSE AND ALLIANCE AGREEMENT

     THIS AGREEMENT, effective as of June 29, 2009, the “Effective Date”, by and between GE HEALTHCARE UK LIMITED an English corporation having its principal place of business at Amersham Place, Little Chalfont, Buckinghamshire, HP7 9NA UK (“GEHC”) and GERON CORPORATION, a corporation organized and existing under the laws of Delaware having its principal place of business at 230 Constitution Drive, Menlo Park, CA 94025, USA (“Geron”).

RECITALS:

     WHEREAS, Geron has expertise and access to certain intellectual property rights related to the propagation and differentiation of human embryonic derived cells;

     WHEREAS, GEHC has expertise and access to intellectual property rights related to cell manufacturing, and is involved in the manufacture, marketing, sales, and distribution of products used as research tools;

     WHEREAS, Geron has licensed from the Wisconsin Alumni Research Foundation certain patent rights and other intellectual property relating to human embryonic stem cells and is willing to grant GEHC a sublicense under such patent rights under a separate patent sublicense agreement for the development and commercialization by GEHC of cellular assay products derived from human embryonic stem cells for use in in-vitro assays;

     WHEREAS, GEHC and Geron desire to enter into an exclusive license and alliance agreement to develop and commercialize cellular assay products derived from human embryonic stem cells for use in in-vitro assays upon the terms and conditions set forth herein; and

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.	DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.1

“Affiliate” means any individual, corporation, association or other business entity which directly or indirectly controls, is controlled by or is under common control with the Party in question. As used in this definition of “Affiliate,” the term “control” means the direct or indirect ownership of fifty percent (50%) or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management of the corporation or other business entity whether through the ownership of voting securities, by contract, resolution, regulation or otherwise; provided, however, that the term “Affiliate” shall not include subsidiaries or other entities in which a Party or its Affiliates owns a majority of the ordinary voting power necessary to elect a majority of the board of directors or other governing body, but is restricted from electing such majority by contract or otherwise until the time such restrictions are no longer in effect.

1.2

“Alliance Invention” shall mean any process, method, composition of matter, article of manufacture, discovery or finding that is conceived and/or reduced to practice during and as a result of the Alliance Program and “Invent” shall mean the act of conception and/or reduction to practice of such Invention. Alliance Inventions shall be summarized in the Final Report specified in Section 2.9.

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1.3

“Alliance Know-How” shall mean any information and materials, including but not limited to discoveries, improvements, processes, methods, protocols, formulas, data, inventions, know-how and trade secrets, patentable or otherwise, which arise during and as a result of the Alliance Program, (i) are conceived, developed, or reduced to practice solely by a Party or jointly by the Parties and, (ii) are not generally known and (iii) are owned by a Party or jointly by the Parties. For the avoidance of doubt, Alliance Know-How shall exclude Geron Know-How and GEHC Know-How. Alliance Know-How shall be summarized in the Final Report specified in Section 2.9.

1.4

“Alliance Patent Rights” shall mean all Patent Rights covering Inventions arising from the Alliance Program. All Alliance Patent Rights shall be summarized in the Final Report specified in Section 2.9.

1.5	“Alliance Program” shall mean the product development activities undertaken by the Parties hereto under the Alliance Workplan as set forth in Schedule 2.2.

1.6	“Alliance Program Initiation Date” shall mean July 1, 2009.

1.7	“Alliance Program Term” shall have the meaning provided in Section 2.3.

1.8	“Alliance Steering Committee” or “ASC” shall mean the committee, as more fully described in Section 2.6.

1.9	“Calendar Half” shall mean the respective periods of six (6) consecutive calendar months ending on June 30 and December 31.

1.10	“Calendar Year” shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31.

1.11

“Cellular Assay Products Field” shall mean the use of Cellular Assay Products for in vitro assay applications, including but not limited to drug discovery and development, drug monitoring, drug toxicology testing, and consumer products testing, but excluding the use of any Cellular Assay Product in any therapeutic or diagnostic application.

1.12	“Cellular Assay Product” shall mean, collectively, Patent Products and Know-How Products.

1.13

“Commercially Reasonable Efforts” shall mean, (a) with respect to the efforts to be expended by a Party to accomplish a particular objective, the good-faith and diligent efforts that such Party would normally use to accomplish a similar objective under similar circumstances, and (b) with respect to the research, development or commercialization of a Cellular Assay Product, such efforts as are substantially equivalent to those efforts and resources commonly used by GEHC for a comparable product, taking into account commercially relevant factors such as (as applicable) stage of development, product life, market potential and regulatory issues.

1.14

“Development Report” shall mean a written report, as specified in Section 4.4, containing the following elements: (a) a summary of Cellular Assay Products and services related thereto being developed by GEHC and (b) a summary of Cellular Assay Products and services related thereto which have been developed by GEHC, their existing markets, their potential markets, and any future development work opportunities to enhance their performance.

1.15	“Effective Date” shall mean the date set forth in the first paragraph of this Agreement.

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1.16	“First Commercial Sale” shall mean, with respect to any Cellular Assay Product, the first sale in an arms length transaction to a Third Party for end use or consumption of such Cellular Assay Product in the Territory.

1.17	“GEHC Alliance IP Rights” shall have the meaning set forth in Section 9.1.

1.18	“GEHC Development Partner” shall mean a person or organization with which GEHC enters into a written collaborative agreement, including the sublicensing of Geron patents, for the research or development of products in the Cellular Assay Products Field. For the avoidance of doubt, a GEHC Development Partner shall not have rights to market or sell products in the Cellular Assay Products Field.

1.19	“GEHC Know-How” shall mean any information and materials, including, but not limited to, discoveries, improvements, processes, methods, protocols, formulas, data, inventions, know-how and trade secrets, patentable or otherwise, which during the term of this Agreement, (i) are owned or controlled by GEHC or its Affiliates, (ii) are not generally known and (iii) are mutually agreed by the Parties to be necessary or useful to Geron in the performance of its obligations under the Alliance Program, excluding, however, any Alliance Patent Rights and Alliance Know-How.

1.20	“Geron Alliance IP Rights” shall have the meaning set forth in Section 9.1.

1.21	“Geron Background Patent Rights” shall mean the Patent Rights identified in Schedule 1.21.

1.22	“Geron Development Partner” shall mean a person or organization with which Geron enters into a written collaborative agreement, including the licensing of Geron patents, for the research, development or commercialization of products in the Geron Field, but not the Cellular Assay Products Field.

1.23	“Geron Field” shall mean therapies that comprise, or are derived from, or developed or manufactured using, human embryonic stem cells.

1.24	“Geron Future Patent Rights” shall mean any and all Patent Rights in the Territory which arise after the Effective Date and which (a) are owned by, or are assigned to, Geron or those Affiliates that Geron controls; (b) are reasonably necessary for the development of products under this Agreement; and (c) for which Geron has the unencumbered right to license to GEHC (meaning the legal right to license to GEHC without the payment of consideration to a Third Party). Geron Future Patent Rights shall exclude Alliance Patent Rights. Geron shall list Geron Future Patent Rights on a Schedule 1.24, which Schedule shall be updated on an annual basis.

1.25	“Geron Know-How” shall mean all information and materials which are provided by Geron to GEHC in connection with this Agreement, other than Geron Background Patent Rights and Geron Future Patent Rights, including but not limited to discoveries, improvements, processes, methods, protocols, formulas, data, inventions, know-how and trade secrets, patentable or otherwise, which during the term of this Agreement (i) are owned or controlled by Geron or its Affiliates, (ii) are not generally known, and (iii) relate to human embryonic stem cells or are otherwise mutually agreed by the Parties to be necessary or useful to GEHC in the Cellular Assay Products Field, and the research, development, manufacture, marketing, use or sale of Cellular Assay Products. As of the Effective Date, the categories of Geron Know-How that the parties reasonably anticipate will be conveyed to accomplish the Alliance Program are set forth in the Alliance Workplan.

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1.26	“Information” shall mean any and all information and data, including, without limitation, all GEHC Know-How, Geron Know-How, Alliance Program Know-How and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement.

1.27	“Infringement Notice” shall mean a written notice delivered by GEHC to Geron in which GEHC certifies to Geron that it has a good faith belief based on a reasonable analysis of the available evidence, where such analysis may be made through a claim chart, that a Third Party is offering for sale a product or service in the Cellular Assay Products Field that infringes the Geron Background Patent Rights or Geron Future Patent Rights and further containing a request by GEHC to Geron to take legal action on the potential infringement.

1.28	“Joint Alliance IP Rights” shall have the meaning set forth under Section 9.1. For the avoidance of doubt, Joint Alliance IP Rights shall include Joint Alliance Patent Rights and Joint Alliance Know-How.

1.29	“Know-How Product” shall mean products or services that (1) contain cells that comprise, or are derived from or manufactured using, human embryonic stem cells; and either (2) are developed in or otherwise arise, directly from the Alliance Program or (3) are developed or manufactured using Geron Know-How provided by Geron to GEHC in connection with this Agreement. For the avoidance of doubt, Know How Product does not include products or services that contain cells that comprise, or are derived from or manufactured using, human induced pluripotent stem cells.

1.30	“Limited Field” shall mean products or services that contain cells that comprise, or are derived from, or manufactured using, human embryonic stem cells (and not human induced pluripotent stem cells) in markets outside of the Geron Field and the Cellular Assay Products Field.

1.31	“Net Sales” shall mean the gross invoice price of Cellular Assay Product sold by GEHC to the first Third Party after deducting, if not previously deducted, from the amount invoiced or received:

(a) ordinary and customary trade and quantity discounts actually granted by GEHC, other than early pay cash discounts;

(b) returns, rebates and chargebacks;

(c) retroactive price reductions that are actually granted;

(d) a fixed amount equal to * percent (* %) of the amount invoiced to cover bad debt, sales or excise taxes, early payment cash discounts, transportation and insurance, custom duties, and other governmental charges; and

(e) indirect taxes such as Value Added Tax and similar goods & service taxes, excluding sales & excise taxes and duties as covered by (d) above.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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In the event that a Cellular Assay Product is sold in combination with a second, discrete product or service or incorporated in another product or service (jointly referred to as a “Combination Product”), then GEHC shall make an adjustment to the calculation of Net Sales to account for the fair value of the Cellular Assay Product in proportion to the invoice price of the Combination Product. The adjustment shall be based on the following principles:

(i) If the Cellular Assay Product and the second discrete product (or the other component(s) in the Combination Product) are sold as standalone items by GEHC, then the proportion shall be based on the list price of the Cellular Assay Product and the list price of the second, discrete product (or the other component(s) in the Combination Product).

(ii) If the Cellular Assay Product and the second discrete product (or the other component(s) in the Combination Product) are not sold as standalone items by GEHC, then the proportion shall be based on the standard production cost for the Cellular Assay Product in relation to the standard production cost for the second, discrete product (or other component(s) included in the Combination Product).

(iii) If the Cellular Assay Product is incorporated as part of a service sold by GEHC, the list price of the Cellular Assay Product employed in the provision of the service shall be used in the calculation of Net Sales.

     The following examples illustrate in a non-exhaustive manner, the parties’ intentions with respect to Combination Products.

(a) The sale by GEHC of a Cellular Assay Product in a kit along with a second cell type that is not a Cellular Assay Product is an example of a Combination Product;

(b) The provision of a service by GEHC in which test compounds are assayed by GEHC using Cellular Assay Products is an example of a Combination Product;

(c) The mere inclusion in a Cellular Assay Product of materials that are routinely provided with cells for use in assays such as vials or plates for packaging or media for maintenance of the cells shall by itself not qualify the Cellular Assay Product as a Combination Product;

(d) The incorporation of a technology licensed from a Third Party as an integral part of a Cellular Assay Product shall by itself not qualify the Cellular Assay Product as a Combination Product (but an adjustment to the applicable royalty rate may be available as provided in Section 5.2.2(b)).

     For each Combination Product that GEHC places on the market, it shall propose an adjustment based on the above principles to be applied for royalty calculation purposes as long as GEHC has any obligations to make royalty payments on that Combination Product (a “Royalty Adjustment Proposal”). The Royalty Adjustment Proposal shall be made in connection with the first royalty report following the launch by GEHC of each Combination Product and shall be clearly marked as a “Proposal for Royalty Adjustment for a Combination Product”. Geron shall have the right to request additional information from GEHC regarding the basis for the Royalty Adjustment Proposal within thirty (30) days and GEHC shall provide a written response providing such additional information or stating such information does not exist. Geron shall have sixty (60) days from the later of receipt of the Royalty Adjustment Proposal or receipt of additional information (if requested by Geron) to object to the Royalty Adjustment Proposal otherwise it shall be deemed accepted by Geron. If Geron objects in writing within said time period then the parties shall negotiate in good faith to reach an agreement on the royalty adjustment. If the parties are unable to reach agreement within sixty (60) days, then each party may refer this issue for final resolution to arbitration in accordance with Section 11.8 below.

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     A Cellular Assay Product shall be deemed sold, leased, or transferred at the time GEHC receives payment for such Cellular Assay Product.

     Cellular Assay Products used in testing or as marketing samples to develop or promote the Cellular Assay Product(s) shall not be included as Cellular Assay Product(s) used, sold, leased, or transferred under the definition of Net Sales; provided the Cellular Assay Products are supplied to the user at no cost.

1.32	“Party” shall mean GEHC and Geron, individually, and “Parties” shall mean GEHC and Geron, collectively.

1.33	“Patent Product” shall mean products or services that (1) contain cells that comprise, or are derived from, or manufactured using, human embryonic stem cells and (2) the development, manufacture, sale or use of which would, but for the license rights granted herein, infringe one or more Valid Patent Claims. The classification of whether a Cellular Assay Product is a Patent Product shall be made upon the First Commercial Sale of the Cellular Assay Product and cannot be changed as the result of an action (such as the change of the site of manufacture) taken by GEHC. For the avoidance of doubt, Patent Product does not include products or services that contain cells that comprise, or are derived from or manufactured using, human induced pluripotent stem cells.

1.34	“Patent Rights” shall mean those patents and patent applications in the Territory (which for the purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention) and any divisions, continuations, continuations-in-part, reissues, reexaminations, registrations, renewals, substitutions, and supplementary protection certificates based thereon and other governmental actions that extend any of the patents and patent applications, and any and all equivalents, U.S. and foreign, to any of the foregoing that relate to human embryonic stem cells and cells differentiated therefrom.

1.35	“Territory” shall mean all of the countries in the world, and their territories and possessions.

1.36	“Third Party” shall mean an entity other than GEHC and Geron.

1.37	“U.S.” shall mean the United States of America, its territories and possessions, including but not limited to the Commonwealth of Puerto Rico.

1.38	“Valid Patent Claim” shall mean a claim of an issued and unexpired patent included within the Geron Background Patent Rights, Geron Future Patent Rights, Geron Alliance IP Rights or Joint Alliance IP Rights, which claim has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction (which decision is not appealable or has not been appealed within the time allowed for appeal), and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise as of the date of sale of a Patent Product.

1.39	“WARF Patent Sublicense Agreement” shall mean the Patent Sublicense Agreement entered into by Geron and GEHC on June 29, 2009.

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2.	ALLIANCE PROGRAM

2.1	Alliance Program Objectives Geron and GEHC shall engage in an Alliance Program to further the development and commercialization of Cellular Assay Products upon the terms and conditions set forth in this Section. The Alliance Program shall focus on research and development of Cellular Assay Products and shall be part of GEHC’s diligent development of such products. All activities beyond product launch, including manufacturing, sales and promotional activities shall be conducted solely by GEHC.

2.2	Alliance Workplan The activities to be undertaken in the Alliance Program, including FTE utilization, timelines, product development plans and the responsibilities of each Party, shall be specified in an Alliance Workplan, which shall be updated at least annually and shall include a product development plan that identifies all currently planned Cellular Assay Products and approximate timelines and resources required for development and commercialization of such Cellular Assay Products. The first Alliance Workplan is attached hereto as Schedule 2.2.

2.3	Term of the Alliance Program The Alliance Program Term shall be * (*) years from the Alliance Program Initiation Date. Any renewal or extension of the Alliance Program Term thereafter shall be at GEHC’s election and subject to agreement of terms between the Parties. For avoidance of doubt, neither Party shall be under any obligation to renew or extend the Alliance Program.

2.4	Funding of the Alliance Program GEHC will be responsible for all costs incurred by GEHC in the performance of the Alliance Program. GEHC shall pay the full cost of Alliance Workplan activities undertaken at Geron for the Alliance Program Term, including FTE costs, materials and supplies as set out in this Section 2.4. The parties have agreed that GEHC shall pay to Geron the following amounts in consideration of activities to be undertaken by Geron during the Alliance Program Term:

(i) A total of $ * USD to be paid in amounts of $ * USD on a quarterly basis within 30 days of the end of each three-month period, the first payment to be payable within 30 days of the Alliance Program Initiation Date; and

(ii) A total of $ * USD to be paid in amounts of $ * USD on a quarterly basis within 30 days of the end of each three-month period, the first payment to be payable within 30 days of the * anniversary of the Alliance Program Initiation Date.

These payments shall be non-refundable. In the event of termination under Section 10.2, the payment under Sections 2.4(i) shall be immediately due and payable.

While the Parties have agreed these amounts in good faith as sufficient to cover the projected costs of the aspects of the Alliance Workplan to be performed by Geron (except as specified in the Alliance Workplan), the Parties agree that amendments to the Alliance Workplan which would impose significant and material additional costs on Geron will only be made with Geron’s prior consent and upon condition that any cost increases to Geron are covered by the payments from GEHC.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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(a) Funded Employees Geron has identified in the Alliance Workplan * (*) Geron employees, *, * and *, whose work shall be fully funded by GEHC. These designated employees shall be hired during the Alliance Program and shall work only on Alliance Program activities. The names of the employees shall be identified to GEHC as soon as they are hired and these employees shall be fully available for interaction with GEHC counterparts and for transfer of technology to GEHC. In addition to the designated employees, Geron has also identified existing Geron employees, *, *, and *, who will be “loaned” to the Alliance Program for performance of functions and for the time periods identified in the Alliance Workplan. After completion of the term of the Alliance Program (subject to any agreed extensions) and provided that this Agreement is still in force, Geron shall not prohibit GEHC from recruiting or hiring the employees designated as *, * and *.

(b) Cell Banks The parties acknowledge that the good faith cost estimates set out in Schedule 2.4(b) attached hereto for the generation of cell banks in the Alliance Workplan are not covered by the funding specified in Section 2.4(i) and (ii) and are separate costs to be paid by GEHC to Geron, subject to GEHC’s prior written approval, if GEHC requests the generation of such cell banks.

2.5	Limitation of Geron Obligations GEHC acknowledges that Geron’s ability and obligation to participate in the Alliance Program is limited to the resources funded by GEHC under this Article 2.

2.6	Alliance Program Governance The Parties hereby establish an Alliance Steering Committee (the “ASC”) to oversee, manage, and review the performance of the Alliance Program and to develop future Alliance Workplans. Each of the Parties shall bear its own costs incurred in connection with the ASC. In the event that the performance by either Party of the activities to be carried out by such party under the Alliance Workplan is unexpectedly impacted or delayed for reasons other than reasons relating to scientific and/or technical issues and/or regulatory issues (“ Administrative Reasons”), such as the ability to procure appropriate resources, the Parties agree to raise such issue at an ASC meeting. The Party whose performance is impacted or delayed by these Administrative Reasons shall be fully responsible for any additional costs incurred under the Alliance Workplan as a result of such delay, unless the impact or delay is caused by the other party.

(a) Composition of the ASC The ASC shall comprise * representatives of GEHC and * representatives of Geron. Each Party may change its representatives to the ASC from time to time, in its sole discretion, effective upon written notice to the other Party of such change. These representatives shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the Alliance Program. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend ASC meetings. The ASC shall be chaired by a representative of GEHC and meeting minutes shall be recorded by or on behalf of the chairperson. The chairperson shall provide written minutes of each ASC meeting to Geron within 10 days of date of the meeting.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b) Meeting Frequency The ASC shall meet at least quarterly either in person or by telephone or video conference to review performance of the Alliance Program and adjust workplan objectives or timelines appropriately. Prior to the ASC meetings, the Parties shall exchange written summaries of the matters to be presented to the ASC. Any Information exchanged at ASC meetings shall be appropriately documented.

(c) ASC Decisions The members of the ASC shall strive to reach unanimous decisions. With the exception specified for budget matters in Section 2.4, in the event that the ASC cannot or does not, after good faith efforts, reach unanimous agreement on an issue, the resolution and/or course of conduct shall be determined by the chairperson of the ASC, in his/her sole discretion, provided that Geron shall have the right to raise issues of substance to the appropriate executive manager of GEHC Life Sciences Division if not in agreement with a decision made by the chairperson.

2.7	License to Geron GEHC hereby grants to Geron a fully-paid up, non-exclusive, non-sublicensable license under GEHC Know-How solely for the purpose of performing the Alliance Program and Alliance Workplan.

2.8	Records and Reports The Parties shall maintain records of activities under the Alliance Program, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved. The content of such records shall be made accessible for review by either party.

2.9	Final Report The Parties shall jointly create a written summary of all the work done and results achieved under the Alliance Program, including but not limited to, an agreed list of all of the Alliance Know-How and Alliance Patent Rights classified by ownership as Geron Alliance IP Rights, GEHC Alliance IP Rights and Joint Alliance IP Rights as further set out in Section 9.1 that will be used to consider option exercises by each party, due sixty (60) days after the end of the Alliance Program.

2.10	Technical Support After the end of the Alliance Program and up until GEHC’s royalty obligations hereunder terminate, Geron agrees to provide GEHC reasonable access to Geron by e-mail or telephone to respond to GEHC’s queries concerning the Geron Background Patent Rights, Geron Future Patent Rights, Geron Alliance IP Rights, Geron’s interest in Joint Alliance IP Rights and Geron Know-How that relate to the Cellular Assay Products. Such access shall be subject to the availability of appropriate Geron personnel, and GEHC recognizes that Geron will need to give priority to Geron development work. To a reasonable extent such support will be provided free of charge. If Geron wishes to charge GEHC for additional support services written agreement shall be made in advance on a case-by-case basis. For the avoidance of doubt, Geron employees funded by GEHC under the Alliance Program shall be available to GEHC as specified in Section 2.4(a).

3.	LICENSE GRANTS

3.1	License and Option Grants to GEHC

3.1.1	Exclusive Licenses Geron hereby grants to GEHC and its Affiliates an exclusive license under Geron Background Patent Rights, Geron Future Patent Rights, Geron Alliance IP Rights, Geron’s interest in Joint Alliance IP Rights, and Geron Know-How to develop, have developed, make, have made, use, sell, have sold, and import Cellular Assay Products throughout the Territory in the Cellular Assay Products Field. The license granted in this Section 3.1.1 shall not be sublicensable by GEHC without Geron’s written consent, which will not be unreasonably withheld. Notwithstanding the above, GEHC shall have the right to pass on to GEHC Development Partners and GEHC customers the right to use Cellular Assay Products in the Cellular Assay Products Field.

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3.1.2	Non-Exclusive License Geron hereby grants to GEHC and its Affiliates (i) a non-exclusive non-royalty bearing, irrevocable fully paid-up license under Geron’s Alliance IP Rights, Geron’s interest in Joint Alliance IP Rights and Geron Know-How to develop, make, use, sell, have sold, and import products throughout the relevant territories in the Limited Field and (ii) a non-exclusive non-royalty bearing, irrevocable fully paid-up license under Geron’s Alliance IP Rights and Geron’s interest in Joint Alliance IP Rights to develop, have developed, make, have made, use, sell, have sold, and import products throughout the relevant territories in the Limited Field. The license granted in this Section 3.1.2 shall not be sublicensable by GEHC without Geron’s written consent. Notwithstanding the above, GEHC shall have the right to pass on to GEHC customers the right to use products in the Limited Field.

3.1.3	Option Geron hereby grants to GEHC an option to negotiate in good faith and on commercially reasonable terms:

(a) an exclusive, payable license, with the right to sublicense for the Limited Field under Geron Alliance IP Rights, and Geron’s interest in Joint Alliance IP Rights. GEHC’s right to exercise this option shall expire * (*) days after the receipt of the Final Report, specified in Section 2.9, by both Parties, unless otherwise agreed by the Parties. GEHC shall be entitled to exercise the option by providing written notice to Geron at any time prior to expiration of the option. The parties shall execute a binding term sheet for such option within * (*) days of such notice (or such time as mutually agreed upon by the parties) or GEHC’s option right shall expire and;

(b) a sub-license for the Cellular Assay Products Field in the Territory to *. GEHC may exercise this option at any time by providing written notice to Geron.

3.1.4	Right of First Negotiation GEHC shall have a right to negotiate to expand the definition of Patent Products and Know-How Products under this Agreement to include *. Such right shall operate as follows:

(a) GEHC may provide a written request to Geron to expand such definition and thereafter the Parties shall negotiate in good faith commercially reasonable terms with respect thereto. The Parties shall execute a binding term sheet for such expanded definition within * (*) days of such request (or such time as mutually agreed upon by the parties) or GEHC’s right of first negotiation shall expire.

(b) Geron shall provide GEHC written notice prior to initiating any activity (including, but not limited to, the granting of licenses to a Third Party) that would conflict with GEHC’s right of negotiation hereunder. Within * (*) days of such notice, GEHC may elect to provide Geron with the notice specified in Section 3.1.4(a) and thereafter, the Parties shall commence negotiations as set forth in Section 3.1.4(a). If Geron does not receive such notice within * (*) days, GEHC’s right of first negotiation shall expire.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.1.5	Retained Rights Notwithstanding the exclusive license granted in Section 3.1.1, nothing herein shall preclude either party from engaging in any research or development relating to human embryonic stem cells internally or with a Third Party.

3.2	License and Option Grants to Geron

3.2.1	Non-Exclusive License GEHC hereby grants to Geron a non-exclusive non-royalty bearing, irrevocable fully paid-up license under GEHC Alliance IP Rights to develop, make, have made, use, sell, have sold, and import products throughout the relevant territories in the Geron Field. The non-exclusive license granted in this Section 3.2.1 shall be sublicensable only to Geron Development Partners, in which event such sublicense will only remain in force whilst the sublicense is a Geron Development Partner. Geron shall notify GEHC within thirty (30) days of execution of the sublicense of the identity of the Geron Development Partner(s). Geron shall deliver to GEHC a copy of such sublicense upon execution and a copy of any subsequent amendment, within thirty (30) days of its execution. However, Geron may redact from such sublicense agreements any Confidential Information.

3.2.2	Option GEHC hereby grants to Geron an option to negotiate in good faith and on commercially reasonable terms an exclusive, payable license in the Geron Field under GEHC Alliance IP Rights and GEHC’s interest in Joint Alliance IP Rights. Geron’s right to exercise this option shall expire * (*) days after the termination or expiration of the Alliance Program, unless otherwise agreed by the Parties Geron shall be entitled to exercise the option by providing written notice to GEHC at any time prior to expiration of the option. The parties shall execute a binding term sheet for such option within * (*) days of such notice (or such time as mutually agreed upon by the parties) or Geron’s option right shall expire.

3.2.3	No Implied Licenses Each Party retains all rights not explicitly granted in this Article 3. Neither Party shall obtain any license or other intellectual property interest in, to, or under any Information or Patent Rights of the other Party, by implication or otherwise, except as expressly set forth in this Article 3.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.3	Bankruptcy

3.3.1	All licenses granted under or pursuant to this Agreement by the granting Party to the receiving Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code (the “Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Code. The Parties agree that the receiving Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code, and that upon commencement of a bankruptcy proceeding by or against the granting Party under the Code, the receiving Party shall be entitled, to the extent necessary for the receiving Party to continue to preserve its license rights under this Agreement, to a complete duplicate of any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to the receiving Party (i) upon any such commencement of a bankruptcy proceeding upon written request therefor by receiving Party, unless the granting Party elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the granting Party upon written request therefor by the receiving Party. The foregoing provisions of this Section 3.3 are without prejudice to any rights the receiving Party may have arising under the Code or other applicable law.

4.	DILIGENCE; DEVELOPMENT REPORTS

4.1	Generally GEHC shall use Commercially Reasonable Efforts to develop and commercialize Cellular Assay Products for use in the Cellular Assay Products Field. The Parties’ reasonable expectation at the outset of this Agreement, consistent with the Alliance Workplan attached as Schedule 2.2, is that at least * Cellular Assay Products will be commercialized within * (*) years of the Effective Date.

4.2	During the Alliance Program GEHC and Geron shall perform their respective obligations under the Alliance Workplan in Schedule 2.2. Geron agrees to carry out the activities specified in Schedule 2.2, including, but not limited to, the transfer to GEHC of all Geron Know-How, in a professional and workmanlike manner by personnel with appropriate skills and qualifications. For so long GEHC performs its obligations under the Alliance Workplan, including without limitation, funding Alliance Workplan activities at Geron and GEHC at or above the levels specified in Section 2.4, the Parties agree that the Commercially Reasonable Efforts standard will be satisfied, and that written ASC meeting minutes provided by the chairperson to Geron shall constitute appropriate written Development Reports. Geron and GEHC recognize that the Alliance Workplan is dependent on scientific and technical progress, the nature of which is uncertain. Consequently, neither Party shall be held to be in material breach of this Agreement on account of scientific and/or technical issues and/or regulatory issues that cause delays in the Alliance Workplan.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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4.3	After the Alliance Program

4.3.1	Business Plans

(a) Within sixty (60) days of the date of expiration of the Alliance Program according to Section 2.3 (subject to any agreed extension or renewal agreed by the Parties), GEHC shall provide Geron with a written business plan that reflects customary and commercially appropriate plans to commercialize Cellular Assay Products (an “Initial Business Plan”). The Parties agree that the Initial Business Plan should include, for all Cellular Assay Products then marketed by GEHC or proposed to be developed and marketed: (1) a description of the Cellular Assay Product, including the proposed application or uses thereof; (2) GEHC’s specific development and commercialization plans with respect to such Cellular Assay Product; (3) proposed approximate timelines and resources required for development and commercialization of such Cellular Assay Product; and (4) a proposed marketing strategy for such Cellular Assay Product. Geron shall have sixty (60) days to object, in writing, to the reasonableness of the Initial Business Plan. Any objection raised by Geron not addressed to Geron’s reasonable satisfaction by GEHC shall be elevated to a discussion between senior executives of the Parties.

(b) During the period of time from the submission of the Initial Business Plan up until (i) the milestone payment due under Section 5.1.3 (b) of this Agreement has been paid or (ii) Geron requests GEHC to make said milestone payment under Section 10.5 (c) of this Agreement, whichever is the earliest, Geron may request (no more than once a year) and GEHC shall submit to Geron an updated Business Plan (an “Updated Business Plan”) and in the intervening periods GEHC may make reasonable modifications to the then-current Business Plan to reflect any significant changes required and shall submit such modifications to Geron in writing with an explanation of the reasons underlying any modifications (a “Modified Business Plan”). Geron shall have sixty (60) days to object, in writing, to the reasonableness of any Modified Business Plan or Updated Business Plan. Any objection raised by Geron not addressed to Geron’s reasonable satisfaction by GEHC shall be elevated to a discussion between senior executives of the Parties.

(c) Geron agrees and acknowledges that Initial Business Plans, Updated Business Plans and Modified Business Plans, if any, shall be considered as Information and treated as confidential pursuant to Section 6 hereunder.

4.4	Development Reports

Following the date of expiration of the Alliance Program according to Section 2.3 (subject to any agreed extension or renewal agreed by the parties), Geron, may, no more than once a year, submit a written request to GEHC for a Development Report and GEHC shall supply Geron with a written Development Report showing GEHC’s progress towards the bringing Cellular Assay Products to market. Such Development Reports shall be submitted within one month of Geron’s request. Geron agrees and acknowledges that Development Reports shall be considered as Information and treated as confidential pursuant to Section 6 hereunder.

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4.5	Potential Sublicensing If Geron introduces a potential sublicensee to GEHC for a product, market or territory not being developed or served by GEHC, then GEHC shall, within three (3) months of written notification by Geron, enter into good faith negotiations with said potential sublicensee with the goal of executing a sublicense with commercially reasonable terms within six (6) months thereafter or provide Geron with a Modified Business Plan indicating intent to develop such product or serve such market or territory unless GEHC determines, in its sole discretion, that such development or serving is not commercially viable and provides a written explanation of such determination to Geron. GEHC shall keep Geron apprised of the status of its negotiations with the potential sublicensee. Geron and GEHC shall negotiate reasonable and necessary amendments to this Agreement to allow any such sublicensing by GEHC. GEHC shall deliver to Geron a copy of any such sublicense agreement and a copy of any material subsequent amendment, within thirty (30) days of execution. However, GEHC may redact from such sublicense agreements any Confidential Information.

5.	PAYMENTS; ROYALTIES AND ROYALTY REPORTS

In consideration the license granted to it under this Agreement, GEHC agrees to pay to Geron the License and Milestone Fees set forth in Section 5.1; the Patent Royalties set forth in Section 5.2; and the Know-How Royalty set forth in Section 5.3 below.

5.1	License and Milestone Fees In partial consideration for the rights granted herein, GEHC shall make the following payments to Geron:

5.1.1	Up-front License Fees A non-refundable and non-creditable upfront license fee of * dollars ($* USD). Such payment shall be made within thirty (30) days after the Effective Date.

5.1.2	Commercial Sale Milestone Payments Non-refundable and non-creditable payments as set forth below upon commercial launch of the first three Cellular Assay Products, the amounts payable within thirty (30) days of the First Commercial Sale of such Product, wherein the Cellular Assay Products are, as decided by the ASC, distinct from each other:

(a) * Cellular Assay Product, * dollars ($ * USD)

(b) * Cellular Assay Product, * dollars ($ * USD)

(c) * Cellular Assay Product, * dollars ($ * USD)

5.1.3	Aggregate Sales Milestones Subject to the terms and conditions of this Agreement, GEHC shall pay Geron a non-refundable and non-creditable payment as follows:

(a) * dollars ($ * USD) within thirty (30) days after the end of the month in which GEHC first realizes total aggregate Net Sales of Cellular Assay Products of * dollars ($ * USD) and

(b) * dollars ($ * USD) within thirty (30) days after the end of the month in which GEHC further realizes aggregate Net Sales of Cellular Assay Products of another * dollars ($ * USD) for a total aggregate Net Sales of * dollars ($ * USD).

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.2	Royalties

5.2.1	Patent Royalties Subject to the remaining provisions of this Section, GEHC shall pay Geron patent royalties on Net Sales of Patent Products in the Cellular Assay Products Field at the lowest applicable of the rates set forth below. For avoidance of doubt, the following royalty rates are not cumulative; only one rate shall apply to each Patent Product sale.

(a) * percent (*%) on Net Sales of Patent Products comprising *.

(b) * percent (*%) on Net Sales of Patent Products not covered in Section 5.2.1(a).

(c) * percent (*%) on Net Sales of Patent Products which fall solely within the scope of one or more Valid Patent Claims of the Joint Alliance Patent Rights.

5.2.2	Royalty Adjustment

(a) Royalty Step Up.

(i) In the event *.

(ii) In the event, *.

(iii) A table outlining the above royalty obligations is set forth in Schedule 5.2.2(a).

(b) Royalty Stacking. Geron and GEHC understand and agree that GEHC may enter into license agreements with third parties to permit GEHC to incorporate additional technologies into Patent Products, or to otherwise obtain licenses to Third Party patents, to facilitate the commercialization of Patent Products. To accommodate such additional licensing, GEHC may reduce royalties payable to Geron under Section 5.2.1(a), 5.2.1(b) and Section 5.2.2(a) on account of such Third Party royalty payment obligations on the sale of Patent Products pursuant to one or more arms’ length transactions with third parties as set forth in this section by applying the calculation method set forth in this Section 5.2.2(b)(ii).

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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(i). Prior Opportunity for Comment GEHC shall provide advance written notice to Geron before entering into any Third Party license arrangement projected by GEHC to resulting reduced royalty payments to Geron under this section. Such written notice shall be for the purpose of allowing Geron to review and provide comment on the proposed Third Party license arrangement. The notice shall be provided no less than 45 (forty five) days prior to the entry into any such Third Party license agreement, and shall specify: (a) the technology and / or intellectual property rights that are the subject of the proposed license; (b) the Patent Product(s) to which the Third Party license are expected to be relevant and (c) the likely relevant terms of the Third Party license and the projected royalty adjustment to affected Patent Products. GEHC shall duly consider any comments provided by Geron with respect to the proposed Third Party license, and shall inform Geron of its response to any Geron comment. The decision to enter into any Third Party license shall be made by GEHC, in its sole discretion, provided that Geron shall have the right to raise issues of substance to a member of the executive team of GEHC’s Life Sciences division if not in agreement with the GEHC decision. Nothing in this Section 5.2.2 (b) (i) shall give Geron the right to review or comment on any Third Party license agreement entered into by GEHC prior to the Effective Date of this Agreement. This Section 5.2.2 (b)(i) shall be subject to any confidentiality obligations between GEHC and the Third Party with which GEHC is considering entering into a license arrangement with which may restrict the disclosure of either the identity of the Third Party or any commercial or other legal terms being negotiated with such party.

(ii). Calculation For every * percent (* %) paid in royalties to a Third Party by GEHC pursuant to Section 5.2.2(b)(i), the royalties payable to Geron with respect to such Patent Products may be reduced by * percent (* %), provided that the royalty payable to Geron shall not be reduced below the minimum rate identified in Schedule 5.2.2(b). For the avoidance of doubt, royalties paid to Geron in the WARF Patent Sublicense Agreement cannot be considered as royalties to a Third Party.

(c) Royalty adjustments under Section 5.2.2 shall not apply to Section 5.2.1(c) or to Section 5.3.

5.2.3	Royalty Term By negotiated agreement of the Parties with respect to all aspects of consideration applicable to this Agreement, payment of patent royalties pursuant to Section 5.2 shall continue until the expiration of all applicable Valid Claims in the Territory.

5.3	Know-How Royalty In the event that any Know-How Product does not qualify as a Patent Product, GEHC will pay to Geron a Know-How royalty of * percent (*%) of worldwide Net Sales of such Know-How Product for a period of * (*) years after the Effective Date of this Agreement. For avoidance of doubt (1) no Know-How royalty shall be payable on any Cellular Assay Product sale to which a patent royalty under Section 5.2.1 is applicable; and (2) the royalty stacking provisions of Section 5.2.2(b) shall not apply to Know-How royalty payments.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.4	Reports; Payment of Royalties

(a) During the term of this Agreement following the First Commercial Sale of a Patent Product, GEHC shall furnish to Geron a written report for the Calendar Half showing the Net Sales of all Cellular Assay Products sold by GEHC during the reporting period and the royalties payable under this Agreement. Reports and payment shall be due on the forty-fifth (45th) day following the close of each Calendar Half. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due. GEHC shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined. For the calendar quarters that GEHC does not have payment due, Geron may request and GEHC shall provide reasonable estimates of the Net Sales in that quarter within thirty (30) days of receipt of the written request.

(b) Reports and payments shall be sent to:

Geron Corporation Attention: Controller 230 Constitution Drive Menlo Park, CA 94025

Interest shall accrue on all sums due and unpaid under this Agreement at the rate of * percent (* %) per annum above the prime rate quoted from time to time by the Bank of America from the due date for payment until the date of payment in full thereof.

5.5	Invoicing Upon the written request of GEHC, Geron shall provide GEHC with an invoice for any payments due under this Agreement.

5.6	Audits

5.6.1	Upon the written request of Geron and not more than once in each Calendar Year, GEHC shall permit an independent certified public accounting firm of nationally recognized standing selected by Geron and reasonably acceptable to GEHC, at Geron’s expense, to have access during normal business hours to such of the records of GEHC as may be reasonably necessary to verify the accuracy of the royalty reports within twenty-four (24) months after receipt by Geron of such royalty reports.

5.6.2	If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy within thirty (30) days of the date Geron delivers to GEHC such accounting firm’s written report so concluding, or as otherwise agreed upon by the Parties. The fees charged by such accounting firm shall be paid by Geron, provided, however, that if such audit uncovers an underpayment of royalties by GEHC that exceeds * percent (* %) of the total royalties owed during the audit period, then the fees of such accounting firm shall be paid by GEHC.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.6.3	GEHC shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to GEHC, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by Geron’s independent accountant to the same extent required of GEHC under this Agreement.

5.6.4	Upon the expiration of twenty-four (24) months following the receipt by Geron of any royalty report, the calculation of royalties payable thereunder shall be binding and conclusive upon Geron, and GEHC shall be released from any liability or accountability with respect to royalties for such year.

5.6.5	Geron shall treat all financial information subject to review under Section 5.6.1 or under any sublicense agreement in accordance with the confidentiality and non-use provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with GEHC obligating it to retain such information in confidence pursuant to such confidentiality agreement.

5.7	Payment Exchange Rate All payments to be made by GEHC to Geron under this Agreement shall be made in United States dollars and may be paid by bank wire transfer in immediately available funds to such bank account in the United States as may be designated in writing by Geron from time to time. In the case of sales outside the United States, the rate of exchange to be used in computing the amount of currency equivalent in United States dollars due Geron shall be made at the rate of exchange utilized by GEHC in its accounting system, prevailing on the last business day of the last month in Calendar Half in which such sales occurred.

5.8	Taxes All payments due under this Agreement are exclusive of any VAT or similar indirect taxes. In the event that any VAT is properly due under any applicable law, regulation or otherwise, this shall be charged in addition to any other payments due under this Agreement and shall be payable by the paying party on receipt of a valid tax invoice issued by the invoicing party.

5.9	Withholding Tax All payments hereunder shall be made free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable). If and to the extent required by law and regulation, GEHC shall have the right to deduct any applicable withholding taxes from payments made hereunder, provided that GEHC shall take reasonable and lawful actions to avoid or minimize such withholding. GEHC shall promptly provide Geron with such written documentation regarding any such payment as available to Geron relating to an application by Geron for a foreign tax credit for such payment. The Parties agree to cooperate with each other in claiming exemptions form such deductions or withholdings, and in submitting such documents or information as may be necessary to obtain a refund of amounts previously deducted from payments by GEHC to Geron. After such exemption is obtained, and for so long as such exemption is in effect, all due amounts shall be paid by GEHC in full.

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6.	CONFIDENTIALITY AND PUBLICATION

6.1	Nondisclosure Obligation

6.1.1	During the term of this Agreement and a period of * (*) years thereafter, all Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the receiving Party and shall not be disclosed to any Third Party, or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Information:

(a) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

(b) is in the public domain by use and/or publication before its receipt from the disclosing Party, or thereafter enters the public domain through no fault of the receiving Party;

(c) is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party; or

(d) is developed by the receiving Party independently of Information received from the disclosing Party, as documented by the receiving Party’s business records.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving Party.

(e) If a Party is required by judicial or administrative process to disclose Information that is subject to the non-disclosure provisions of this Section 6.1 or Section 6.2, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 6.1 and Section 6.2, and the Party disclosing Information pursuant to law or court order shall take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Information. Each Party agrees that it shall cooperate fully and in a timely manner with the other with respect to all disclosures to the Securities and Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of Information of either party included in any such disclosure. Such disclosures may include Information that is disclosed to governmental or other regulatory agencies in order to obtain patents or to gain or maintain approval to conduct clinical trials or to market product, but such disclosure may be only to the extent reasonably necessary to obtain patents or authorizations.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.2	Publication

6.2.1	GEHC and Geron each acknowledge the other Party’s interest in publishing the results of its research in order to obtain recognition within the scientific community and to advance the state of scientific knowledge. However, any publication of Information arising from the Alliance Program shall be solely by agreement of the Parties. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. Consequently, except for disclosures permitted pursuant to Section 6.1, either Party, its employees or consultants wishing to make a publication containing Alliance Program Know-How or confidential Information of the other Party shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least forty-five (45) days prior to submission for publication or presentation. The reviewing Party shall have the right (a) to propose modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons or (b) to request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of sixty (60) days to enable patent applications protecting each Party’s rights in such information to be filed in accordance with Article 9 below. Upon expiration of such sixty (60) days, the publishing Party shall be free to proceed with the publication or presentation. If the reviewing Party requests modifications to the publication or presentation, the publishing Party shall edit such publication to prevent disclosure of trade secret or proprietary business information of the reviewing Party prior to submission of the publication or presentation.

6.3	Publicity/Use of Names/Disclosure of Terms

6.3.1	Both Parties hereby agree that, on or after the Effective Date, Geron and GEHC shall issue a joint press release substantially in the form as set forth in Schedule 6.3.1.

6.3.2	No disclosure of the terms of this Agreement beyond those otherwise described in the press release in Schedule 6.3.1 or otherwise previously publicly disclosed as required by law, may be made by either Party. Neither Party shall use the name, trademark, trade name or logo of the other Party, its Affiliates or their respective employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by law. Each Party hereby consents to the use of its name by the other Party in making reference to the existence of the Agreement only to the extent permitted in this Section 6.3.2.

6.3.3	Notwithstanding the above, either Party may disclose the terms of this Agreement to accredited investors, investment bankers, or potential acquirors or merger candidates in the context of due diligence investigations of such Party, provided that the party to which such information is disclosed is subject to a nondisclosure obligation no less stringent that that specified in Section 6.1.

7.	REPRESENTATIONS AND WARRANTIES; COVENANTS

7.1	Representations and Warranties

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7.1.1	Geron Representations and Warranties Geron represents and warrants to GEHC that as of the Effective Date of this Agreement:

(a) Geron will use only human embryonic stem cells derived from the * cell lines which are listed on the NIH stem cell registry for all activities under this Agreement unless otherwise agreed upon in writing by the Parties;

(b) to the best of Geron’s knowledge, the Geron Background Patent Rights and Geron Know-How exist and are not invalid or unenforceable, in whole or in part, in the Cellular Assay Products Field and the Limited Field;

(c) it has the full right, power and authority to enter into this Agreement, to perform its obligations under the Alliance Program and to grant the licenses granted under Article 3 hereof;

(d) it has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in Geron Background Patent Rights or Geron Know-How in the Cellular Assay Products Field;

(e) it is the sole and exclusive owner or licensee of the Geron Background Patent Rights and Geron Know-How, all of which are free and clear of any liens, charges and encumbrances, and no other person, corporate or other private entity, or governmental entity or subdivision thereof, has or shall have any claim of ownership whatsoever with respect to the Geron Background Patent Rights and Geron Know-How in the Cellular Assay Products Field; and

(f) to the best of Geron’s knowledge there are no claims, judgments or settlements against or owed by Geron and no pending or threatened claims or litigation relating to the Geron Background Patent Rights and Geron Know-How; and

(g) Geron shall amend Schedule 1.21 to add any Patent Rights that, as of the Effective Date, were wholly owned by, or assigned to, Geron, which were not included in Schedule 1.21 as of the Effective Date, and are reasonably necessary for the development and commercialization of products under this Agreement, and for which Geron has the right to license to GEHC. This warranty is limited as specified in Schedule 7.1.1(g); and

(h) Geron shall list Geron Future Patent Rights on a Schedule 1.24, but at a minimum, shall update such schedule on an annual basis to add any Patent Rights that arise where such Patent Rights are wholly owned by or assigned to, Geron, and are reasonably necessary for the development and commercialization of Cellular Assay Products in the Cellular Assay Products Field, and for which Geron has the right to license to GEHC.

7.1.2	GEHC Representations and Warranties. GEHC represents and warrants to Geron that, except as indicated in Schedule 7.1.2, as of the Effective Date:

(a) it has the full right, power and authority to enter into this Agreement, and to perform its obligations under the Alliance Program, and to grant the licenses granted under Article 3 hereof;

(b) to the best of GEHC’s knowledge, it owns or has licensed all intellectual property rights that as of the Effective Date it reasonably believes is necessary or will be necessary to develop and commercialize products in the Cellular Assay Products Field;

(c) it has had a full opportunity to conduct, and has conducted, a diligence review of the Geron Background Patent Rights, Geron Know-How and other matters relevant to this Agreement.

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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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7.2	Limitation of Liability

EXCEPT FOR DAMAGES ARISING OUT OF A PARTY'S BREACH OF ARTICLES 6, 7 and 8, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY HEREUNDER FOR ANY INCIDENTAL, INDIRECT, SPECIAL, CONSEQUENTIAL (INCLUDING BUT NOT LIMITED TO LOST PROFITS, LOST DATA, LOST BUSINESS OPPORTUNITY, LOSS OF GOODWILL OR LOST USE) OR PUNITIVE DAMAGES REGARDLESS OF THE FORM OF ACTION, WHETHER CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8.	INDEMNIFICATION; INSURANCE

8.1	Indemnification by Geron

Geron hereby agrees at all times during the term of this Agreement to indemnify, defend and hold harmless, from all third parties, GEHC and its Affiliates (collectively, “GEHC Indemnified Parties”) from and against any and all liabilities, actions, losses, damages, claims or expenses, including reasonable attorneys’ fees and costs (collectively, “Indemnified Losses”), arising from or based on (a) a breach of Geron’s obligations or representations and warranties contained in Section 7.1.1, or (b) the performance by Geron (including the Geron employees funded by GEHC) of the activities specified in the Alliance Workplan or (c) resulting from personal injury, product liability or property damage relating to or arising from the use by Geron or its sublicensees of GEHC Know-How, GEHC Alliance IP Rights or any GEHC interest in Joint Alliance IP provided that such indemnification obligation shall not apply to Indemnified Losses on the part of a GEHC Indemnified Party to the extent such GEHC Indemnified Party is adjudicated (in a final non-appealable judgment) to have acted in a grossly negligent or willfully wrongful manner.

8.2	Indemnification by GEHC

GEHC agrees to defend, indemnify and hold harmless, from all third parties, Geron and its Affiliates (collectively the "Geron Indemnified Parties") from and against any and all Indemnified Losses arising from or based on (a) a breach of GEHC’s representations and warranties contained in Section 7.1.2, or (b) the performance by GEHC of the activities specified in the Alliance Workplan or (c) resulting from personal injury, product liability or property damage relating to or arising from: (i) the manufacture, use, promotion or sale of any Cellular Assay Product by GEHC or its sublicensees; or (ii) the use by any person of a Cellular Assay Product made, created, sold or otherwise transferred by GEHC or its sublicensees; or (iii) the use by GEHC or its sublicensees outside the Cellular Assay Field of Geron Background Patent Rights, Geron Know-How, Geron Alliance IP Rights or any Geron interest in Joint Alliance IP; provided that such indemnification obligation shall not apply to Indemnified Losses on the part of a Geron Indemnified Party to the extent such Geron Indemnified Party is adjudicated (in a final non-appealable judgment) to have acted in a grossly negligent or willfully wrongful manner.

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8.3	Notification of Claims; Conditions to Indemnification Obligations

The Parties shall promptly notify each other of any claims or suits with respect to which indemnification under this Agreement is or could be sought. The Party requesting indemnification shall permit the indemnifying Party to assume the defense of such claims or suits giving rise to the request, at the indemnifying Party’s sole expense. The Party requesting indemnification shall cooperate with the indemnifying Party in such defense when reasonably requested to do so. In no event shall the indemnifying Party compromise or settle any claim or suit in a manner that admits fault or negligence on the part of the indemnified Party, or that would otherwise adversely affect any rights of the indemnified Party, without the prior written consent of the indemnified Party. The indemnifying Party shall have no liability under this Article 8 with respect to claims or suits settled or compromised without the indemnifying Party’s prior knowledge and express written consent.

8.4	Insurance

Each Party, at its own expense, shall maintain comprehensive general and product liability insurance coverage in amounts reasonable and customary in the industry, but not less than $* per occurrence and $* in the annual aggregate in the United States and $* per occurrence and $* in the annual aggregate outside the United States.

9.	PATENT PROVISIONS

9.1	Ownership of Alliance Inventions

(a) Alliance Patent Rights and Alliance Know-How conceived and/or reduced to practice solely by employees or agents of Geron shall be owned solely by Geron (the “Geron Alliance IP Rights”);

(b) Alliance Patent Rights and Alliance Know-How conceived and/or reduced to practice solely by employees or agents of GEHC shall be owned solely by GEHC (the “GEHC Alliance IP Rights”); and

(c) Alliance Patent Rights and Alliance Know-How conceived and/or reduced to practice jointly by employees of GEHC or Geron or others acting on behalf of GEHC and Geron shall be jointly owned by the Parties (the “Joint Alliance IP Rights”).

(d) The Parties shall cooperate fully and promptly to assure execution of all necessary documents, including assignments, to effect the ownership of Alliance Inventions as provided for in this Section.

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9.2	Geron Background and Future Patent Rights

9.2.1	Filing, Prosecution and Maintenance of Geron Background Patent Rights and Geron Future Patent Rights

(a) Geron shall use Commercially Reasonable Efforts to file, prosecute and maintain in the Territory the Geron Background Patent Rights and Geron Future Patent Rights licensed to GEHC under this Agreement at Geron’s sole expense. Geron shall provide GEHC with annual updates on prosecution of Geron Background Patent Rights and Geron Future Patent Rights relevant to the Cellular Assay Products Field and shall cooperate with GEHC with respect to strategies for securing patent protection for the Cellular Assay Products Field. All final decisions with respect to filing, prosecution and maintenance of Geron Patent Background Rights and Geron Future Patent Rights shall be made by Geron.

(b) In the event that Geron decides not to maintain an issued patent listed in Schedule 1.21 or 1.24, it shall timely notify GEHC, and GEHC shall have the right, at its sole discretion, to maintain the patent. Geron shall execute such documents and perform such acts at its expense as may be reasonably necessary for GEHC to perform such maintenance. In such event, and only in the territory for which GEHC has paid such maintenance expenses, royalties due in association with such patent licensed hereunder shall be reduced to zero if no other Valid Patent Claims apply.

(c) In the event that there is a provision by legislation in any country for the extension of the term of the Geron Background Rights and Geron Future Patent Rights licensed to GEHC under this Agreement in that country, then Geron shall undertake to use all reasonable efforts to obtain such extension, if so requested by GEHC.

9.2.2	Interference, Opposition, Reexamination and Reissue of Geron Background Patent Rights and Geron Future Patent Rights

(a) Geron shall, within ten (10) days of learning of such event, inform GEHC of any request for, or filing or declaration of, any interference, opposition, reissue or reexamination relating to Geron Background Patent Rights or Geron Future Patent Rights. GEHC and Geron shall thereafter consult and cooperate fully to determine a course of action with respect to any such proceeding. All final decisions with respect to such proceedings shall be made by Geron. Geron shall use Commercially Reasonable Efforts to defend any interference, opposition, reissue or reexamination relating to Geron Background Patent Rights or Geron Future Patent Rights licensed to GEHC under this Agreement at Geron’s sole expense.

(b) Any decision to initiate any reexamination, interference or reissue proceeding relating to Geron Background Patent Rights or Geron Future Patent Rights relevant to the Cellular Assay Products Field shall be taken in consultation with GEHC, but any final decision with respect to such proceedings shall be made by Geron.

(c) In connection with any interference, opposition, reissue, or reexamination proceeding relating to Geron Background Patent Rights or Geron Future Patent Rights relevant to the Cellular Assay Products Field, GEHC and Geron will cooperate fully and will provide each other with any information or assistance that either may reasonably request. Geron shall keep GEHC informed of developments in any such action or proceeding, including, to the extent permissible by law, consultation on any settlement, the status of any settlement negotiations and the terms of any offer related thereto. Any final decision to settle any such action shall be made by Geron.

(d) Geron shall bear the expense of any interference, opposition, reexamination, or reissue proceeding relating to Geron Background Patent Rights or Geron Future Patent Rights.

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9.2.3	Enforcement and Defense of Geron Background Patent Rights and Geron Future Patent Rights

(a) If either Party hereto becomes aware that Geron Background Patent Rights or Geron Future Patent Rights are being or have been infringed by any Third Party in the Cellular Assay Products Field, such Party shall make Commercially Reasonable Efforts to promptly notify the other Party hereto in writing describing the facts relating thereto in reasonable detail.

(b) Geron, at its sole discretion, may either take action to abate such infringement or may choose not to take action to abate the infringement as follows. If Geron *, except, however, if GEHC *:

(i) Enforcement Action at Geron’s Expense. Geron may, * with respect to * and *, in connection with any such Action. Any amounts recovered in such Action shall be * and any remainder * shall be *. In any Action *, GEHC shall *.

(ii) Enforcement Action With Shared Expense. In the event that * may, * with respect to *. Further, *. The Parties shall *.

Prior to the commencement of any Action, in the event that *.

Upon commencement of any Action under this Section 9.2.3(b)(ii), the Parties shall *.

GEHC shall provide Geron with such assistance and information as may be useful to Geron in connection with Geron’s taking such Action. GEHC shall have a right to review and comment, in accordance with the confidentiality obligations set forth in Section 6, on Geron’s enforcement of the Valid Patent Claims in the Cellular Assay Products Field, including the right to review and approve any proposed settlement of an infringement action prior to Geron’s entering into such an agreement. Any recovery or damages for infringement derived through Geron taking such Action shall be applied as follows: (a) first, reimbursement to both Geron and GEHC for the expenses of litigation, including reasonable attorneys’ fees (if the recovery does not cover all the costs, the recovery shall be split depending on the percentage contribution of the parties to the litigation), (b) the balance of the any recovery or damages, except enhanced damages, shall be rewarded to GEHC as Net Sales and (c) Geron and GEHC shall share all enhanced damages in equal shares.

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(iii) If Geron does not take action to abate the infringement of the Licensed Patents within * (*) months of receiving an Infringement Notice, GEHC may reduce its royalty obligations under this Agreement as follows: in the event that, and for so long as, sales of Infringing Products (as defined below) compete with the sale of Patent Products, then the royalties owed under Section 5.2 on sales of Patent Products in a country in which Infringing Products are sold shall be reduced by * (*%) percent in such country. “Infringing Products” means products or services that allegedly infringe one or more Valid Patent Claims.

9.3	Alliance Patent Rights

9.3.1	Filing, Prosecution and Maintenance of Alliance Patent Rights

(a) GEHC shall have the first right to file, prosecute and maintain in the Territory, upon appropriate consultation with Geron, the GEHC Alliance Patent Rights and Joint Alliance Patent Rights, and Geron shall have the first right to file, prosecute and maintain in the Territory, upon appropriate consultation with GEHC, the Geron Alliance Patent Rights. For Joint Alliance Patent Rights, the maintenance costs shall be shared by both Parties unless GEHC gives up its right to maintain such rights pursuant to Section 9.3.1(c). Neither Geron nor GEHC shall grant any license to a Third Party under its ownership interest in Joint Alliance Patent Rights that is in conflict with the rights granted in this Agreement. Geron and GEHC each shall timely perform any acts requested by the other for the other to grant licenses under, or otherwise exploit its rights in, its ownership interest in Joint Alliance Patent Rights consistent with the terms of this Agreement.

(b) Each Party shall promptly provide a written report to the other Party of any potentially patentable Alliance Know-How that may be solely or partially owned by the other Party prior to the filing of any corresponding patent application, together with the Party’s determination of inventorship for that Invention. With respect to all proposed Alliance Patent Rights for which a patent application is to be filed, the filing Party shall give the non-filing Party an opportunity to review the text of the application before filing, shall consult with the non-filing Party with respect thereto, including with respect to determination of inventorship and ownership. The filing Party shall supply the non-filing Party with a copy of the application as filed, together with notice of its filing date and serial number. Upon request by the non-filing Party, the filing Party shall also provide the non-filing Party with timely copies of all papers related to the prosecution and maintenance of patents and patent applications covering Alliance Patent Rights at least thirty (30) days in advance of the filing of any response and shall take into account any comments and suggestions made by the non-filing Party. Each Party shall promptly give notice to the other of the allowance, grant, lapse, revocation, surrender, invalidation or abandonment of any Alliance Patent Rights for which it is responsible for the filing, prosecution and maintenance. With respect to all filings hereunder, the filing Party shall be responsible for payment of all costs and expenses related to such filings.

(c) If the Party with the first right to file, prosecute or maintain Alliance Patent Rights elects not to do so, it shall timely notify the other Party, and the other Party shall have the right, at its sole expense, to file, prosecute or maintain, as applicable, such Alliance Patent Rights. The non-filing Party shall execute such documents and perform such acts at its expense as may be reasonably necessary for the other to perform such filing, prosecution and/or maintenance.

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9.3.2	Interference, Opposition, Reexamination and Reissue

(a) Each Party shall, within ten (10) days of learning of such event, inform the other of any request for, or filing or declaration of, any interference, opposition, reissue or reexamination relating to Alliance Patent Rights. The right to control any such proceeding with respect to Alliance Patent Rights shall be as specified with respect to patent filing, prosecution and maintenance in Section 9.3.1.

(b) Neither Party shall initiate any reexamination, interference or reissue proceeding relating to Alliance Patent Rights without the prior written consent of the other, which consent shall not be unreasonably withheld.

(c) In connection with any interference, opposition, reissue, or reexamination proceeding relating to Alliance Patent Rights, GEHC and Geron will cooperate fully and will provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other informed of developments in any such action or proceeding, including, to the extent permissible by law, consultation on and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto.

(d) Geron shall bear the expense of any interference, opposition, reexamination, or reissue proceeding relating to Geron Alliance Patent Rights. GEHC shall bear the expense of any interference, opposition, reexamination, or reissue proceeding relating to GEHC Alliance Patent Rights. For Joint Alliance Patent Rights, the costs for interference, opposition, reexamination, or reissue proceeding shall be shared by both Parties unless GEHC gives up its right to maintain such rights pursuant to Section 9.3.1(c). If the costs are being shared, the Parties shall use good faith efforts to mutually agree on any strategy in handling interference, opposition, reexamination or reissue matters. For Joint Alliance Patent Rights where the Parties are sharing the costs, GEHC shall have the final decision regarding interference, opposition, reexamination or reissue matters. In the event that either Party has given up its filing, prosecution and/or maintenance rights pursuant to Section 9.3.1(c) and the other Party has acquired such rights, the acquiring Party shall have the decision making rights as well as bear the cost burden for any interference, opposition, reexamination or reissue.

9.3.3	Enforcement and Defense of Alliance Know-How and Alliance Patent Rights

(a) Each Party shall promptly give the other notice of either (i) any infringement of Alliance Patent Rights, (ii) any declaratory judgment action relating to Alliance Patent Rights or (iii) any misappropriation or misuse of Alliance Know-How that is licensed hereunder, that may come to its attention. Geron shall have the right to initiate and prosecute, at its own expense, actions to terminate any infringement of Geron Alliance Patent Rights and/or to control the defense of any declaratory judgment action relating to Geron Alliance Patent Rights. GEHC shall have the right to initiate and prosecute, at its own expense, actions to terminate any infringement of GEHC Alliance Patent Rights and/or to control the defense of any declaratory judgment action relating to GEHC Alliance Patent Rights. The Parties shall use good faith efforts to mutually agree on any strategy (and cost-sharing arrangement) to initiate and prosecute actions to terminate any infringement of Joint Alliance Patent Rights and/or to control the defense of any declaratory judgment action relating to Joint Alliance Patent Rights. The Parties shall use good faith efforts to mutually agree on any strategy to bring non-patent legal action to address any misappropriation or misuse of Alliance Know-How. In the event that either Party has given up its filing, prosecution and/or maintenance rights pursuant to Section 9.3.1(c) and the other Party has acquired such rights, the acquiring Party shall have the decision making rights for any actions as well as bear the cost burden. For Joint Alliance Patent Rights where the Parties are sharing the maintenance costs, GEHC shall have the final decision regarding enforcement and defense.

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(b) With respect to infringement of Alliance Patent Rights, if the Party having the right to initiate and prosecute an action as provided in this Section 9.3.3 elects not to exercise such right, it shall promptly inform the other, and at the request of the other Party, the Parties shall agree upon a strategy and cost-sharing arrangement under which the other Party may initiate and prosecute such action and/or control the defense of such declaratory judgment action in the name of one or both of the Parties as necessary and/or appropriate. For any action to terminate any infringement of Alliance Patent Rights or address any misappropriation or misuse of Alliance Know-How, in the event that a first Party is unable to initiate or prosecute such action solely in its own name, the other Party will join such action voluntarily and will execute and cause its Affiliates to execute all documents necessary for the first Party to initiate litigation to prosecute and maintain such action.

(c) In connection with any action under this Section 9.3.3, GEHC and Geron will cooperate fully and will provide each other with any information or assistance that either may reasonably request. Each Party shall keep the other informed of developments in any action or proceeding, including, to the extent permissible by law, consultation on and approval of any settlement, the status of any settlement negotiations and the terms of any offer related thereto. Each Party shall have the right to be represented by counsel of its own choice.

9.3.4

Any recovery obtained by either or both GEHC and Geron in connection with or as a result of any action contemplated by this Section, whether by settlement or otherwise, shall be shared in order as follows:

(a) the Party which initiated and prosecuted the action shall recoup all of its costs and expenses incurred in connection with the action;

(b) the other Party shall then, to the extent possible, recover its costs and expenses incurred in connection with the action; and

(c) the amount of any recovery remaining shall then be allocated between the Parties on a pro rata basis taking into consideration the relative economic losses suffered by each Party.

9.3.5

Except in connection with a Change of Control (as defined in Section 11.4.2), if either Party shall desire to assign its interest in any Joint Alliance Patent Rights, it shall offer first in writing to assign its interest in said patent or patent application to the other Party on the same terms and conditions as that offered by a prospective bona fide assignee. The Party to whom the Joint Alliance Patent Rights is offered shall have sixty (60) days within which to accept the offer. If such offer is not accepted within the sixty (60) day period, the offering Party may at any time thereafter assign its interest in the patent or patent application to a Third Party on no less favorable terms and conditions than those offered by the bona fide assignee.

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9.4

Infringement of Third Party Intellectual Property In the event of a claim that a Cellular Assay Product infringes intellectual property belonging to a Third Party, Geron shall provide to GEHC such assistance as GEHC may reasonably request, at GEHC’s expense, in connection with any proceedings related to such infringement claim, including but not limited to making available to GEHC such records, information and evidence in Geron’s possession or control which may be of assistance to GEHC.

9.5

Patent Marking and Product Labeling GEHC agrees to include patent numbers or appropriate patent marking on all Patent Products sold by GEHC to the extent required by law to secure full rights to claim damages for patent infringement. The label or package insert of all Cellular Assay Products shall include a description of permitted field of use of the Cellular Assay Product. GEHC shall provide Geron with the template(s) of any label and/or package inserts of Cellular Assay Products for review and comment prior to the use of such templates. If Geron does not revert to GEHC with any comments within fourteen (14) days, then the template for the label and/or package insert shall be deemed accepted by Geron. In the event that there are material revisions to a template, GEHC shall provide Geron with such revision for review and comment prior to its use. If Geron does not revert to GEHC with any comments within fourteen (14) days, then the revision shall be deemed accepted by Geron.

10.	TERM AND TERMINATION

10.1

Term and Expiration This Agreement shall be effective as of the Effective Date and unless terminated earlier pursuant to Sections 10.2 or 10.3 below, this Agreement shall continue in effect until expiration of all royalty obligations hereunder.

10.2

Termination by GEHC Without Cause GEHC may terminate this Agreement without cause upon ninety (90) days written notice. GEHC’s payment obligations under Section 2.4(i) shall survive any such termination and shall be due thirty (30) days after the effective date of termination, unless GEHC’s payment obligation has already been fulfilled.

10.3	Termination for Cause

10.3.1

Notice and Cure In the event that a first Party views that the second Party is in material breach of its obligations hereunder then the first Party shall provide written notice to the second Party providing a detailed explanation of the asserted material breach. The second Party shall then either (1) cure such asserted material breach within ninety (90) days after actual receipt of such written notice (or such longer period as may be agreed by the Parties) or, if the second Party disagrees that it is in material breach, (2) initiate dispute resolution pursuant to Section 11.8 whereupon the ninety (90) day cure period shall be tolled until the dispute is resolved.

10.3.2

Material Breach Either Party may terminate this Agreement upon written notice for a material breach by the other Party but only after (1) the non-breaching Party has provided the breaching Party with notice and an opportunity to cure as specified in Section 10.3.1 and the breaching Party has failed to cure the breach; and (2) any dispute resolution invoked under Section 11.8 pertaining to the existence of a material breach has been resolved.

10.3.3

Financial Insolvency Either Party may terminate this Agreement upon written notice upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within ninety (90) days after the filing thereof.

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10.3.4

Effect of Termination for Cause on Licenses

(a) If GEHC terminates this Agreement under Section 10.3 on the basis of material breach for which GEHC cannot otherwise be made whole by Geron through a legal action for damages initiated by GEHC, GEHC’s licenses pursuant to Section 3.1 shall continue and shall remain fully subject to all financial obligations set forth in Article 5, except that such obligations from the effective date of termination shall be reduced by * percent (* %). Notwithstanding the above, GEHC shall not have any obligation to make any milestone payments under Section 5.1.3 that are due after the effective date of termination hereunder.

If GEHC terminates this Agreement under Section 10.3 on the basis of material breach, Geron’s licenses pursuant to Section 3.2.1 shall terminate as of such termination date.

(b) If Geron terminates this Agreement under Section 10.3 on the basis of material breach, GEHC’s licenses pursuant to Section 3.1 shall terminate as of such termination date.

10.4

Invalidity Assertion Geron may terminate this Agreement for cause upon the initiation by, or on behalf of, GEHC or its Affiliates, of any action asserting invalidity of Geron Background Patent Rights, Geron Future Patent Rights and Geron’s interest in Alliance Patent Rights.

10.5

Conversion to Non-exclusive License

GEHC acknowledges that the exclusive licenses under Section 3.1 were granted by Geron based on certain commercial milestones agreed upon in this Agreement. In the event that the following commercial milestones are not reached by the times indicated below, Geron may provide a written request that GEHC make the milestone payment. In the event, that GEHC fails to make the milestone payment to Geron within * (*) days of such request, Geron may convert the exclusive license under Section 3.1.1 to a non-exclusive license. If the exclusive license under Section 3.1.1 is converted to a non-exclusive license under this Section 10.5, GEHC shall no longer have an obligation to make any milestone payments that are due after the effective date of conversion hereunder.

(a) Under Section 4.1, GEHC has a goal of commercially launching * Cellular Assay Products within * years of the Effective Date. If two Cellular Assay Products are not commercially launched within * years of the Effective Date, Geron may request a payment of such commercial launch milestone payments set forth in Section 5.1.2 in fulfillment of the * commercial launch milestones.

(b) Under Section 5.1.3(a), GEHC shall pay Geron a * dollars ($ * USD) payment upon first realization of total aggregate Net Sales of Cellular Assay Products of * dollars ($ * USD). If GEHC does not make total aggregate Net Sales of Cellular Assay Products of * dollars ($ * USD) by *, Geron may request the payment of * dollars ($ * USD).

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(c) Under Section 5.1.3(b), GEHC shall pay Geron a * dollars ($ * USD) payment upon further realization of aggregate Net Sales of Cellular Assay Products of another * dollars ($ * USD) for a total aggregate Net Sales of * dollars ($ * USD). If GEHC does not make total aggregate Net Sales of Cellular Assay Products of * dollars ($ * USD) by *, Geron may request the payment of * dollars ($ * USD).

For the avoidance of doubt, any payments made in Sections 10.5 (a), (b) and (c) shall be credited to GEHC in the event that GEHC does fulfill such milestone after such payment, and this Section 10.5 shall not limit any of Geron’s rights under Section 10.3. In the event that the non-abatement of Infringing Products in Section 9.2.3(b)(iii) impacts the Net Sales of GEHC, the parties agree to reasonably adjust the deadlines in Section 10.5(b) and 10.5(c) to take into consideration the impact of the non-abatement.

10.6	Effect of Expiration or Termination; Survival

10.6.1

Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including, without limitation, the obligation to pay royalties for Product(s) sold prior to such expiration or termination. The provisions of Article 6 shall survive the expiration or termination of this Agreement and shall continue in effect for ten (10) years. In addition, the provisions of Articles 1, 7, 8, 9 and Sections 3.1.2, 3.2.1, 5.6, 10.3.4(a), 10.6.1, 11.5, 11.7, 11.8, 11.13, 11.14, and 11.15 shall survive any expiration or termination of this Agreement.

10.6.2

Return of Information No later than sixty (60) days after the effective date of any termination, each Party shall return or cause to be returned to the other Party all Information in tangible form received from the other Party and all copies thereof; provided, however that each Party may retain any Information reasonably necessary for such Party’s continued practice under any license(s) which do not terminate pursuant to this Section, and may keep one copy of Information received from the other Party in its confidential files for record purposes.

11.	MISCELLANEOUS

11.1

Announcement

Except to the extent required by applicable law or as stated in Section 6.3.1, any press release or other public announcement or statement regarding the existence of this Agreement, or any of its terms or conditions, shall be subject to the other party’s written prior approval.

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11.2	Force Majeure

11.2.1

Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent that such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including, but not limited to, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.

11.3

Export Control

Both parties undertake to comply with all applicable export/reexport control laws and regulations issued by the country of origin, the U.S. Government, the United Nations or other similar international organization regarding the licensing and use of the technology and know-how covered by this Agreement and the transfer of any immediate products, including spare parts and accessories, based on such technology, including processes and services. The Parties agree that these obligations shall survive the termination of this Agreement. For the avoidance of doubt, GEHC shall be responsible for obtaining all necessary permits for the transport of any and all materials from Geron to a GEHC facility during the Alliance Workplan. Geron shall reasonably assist GEHC in obtaining all necessary permits, including, but not limited to, providing tariff codes and ECCN (Export Control Classification Number) as well as any other information GEHC may reasonably request, as well as providing and executing any other necessary documents for such purposes.

11.4	Assignment/ Change of Control

11.4.1

Except as provided in this Section 11.4, this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. GEHC may, without Geron’s consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate or in connection with a Change of Control (as defined below). Geron may, without GEHC’s consent, assign this Agreement and its rights and obligations hereunder (except as specified below) in connection with a Change of Control.

11.4.2

For purposes of this Section 11.4, a “Change of Control” of a Party shall be deemed to occur if such Party is involved in a merger, reorganization or consolidation, or if there is a sale of all or substantially all of such Party’s assets or business relating to this Agreement or if a person or group other than the current controlling person or group shall effectively acquire control of the management and policies of such Party.

11.4.3	Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any attempted assignment not in accordance with this Section 11.4 shall be void.

11.5	Severability

11.5.1

If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

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11.6	Notices

11.6.1

All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

	If to Geron, to:	Geron Corporation 230 Constitution Drive, Menlo Park, CA 94025 Attention: Corporate Development Facsimile No.: (*) *

	If to GEHC, to:	Company Secretary GE Healthcare UK Limited Amersham Place, little Chalfont Buckinghamshire HP7 9NA United Kingdom Facsimile No: + *

	and:	General Counsel GE Healthcare Bio-Sciences AB Björkgatan 30 751 84 Uppsala SWEDEN Facsimile No: + *

or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered, if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on the business day after dispatch, if sent by nationally-recognized overnight courier; or (c) on the fifth (5th) business day following the date of mailing, if sent by mail.

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11.7	Applicable Law

11.7.1	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the patent laws of the United States, without reference to any rules of conflict of laws.

11.8	Dispute Resolution

11.8.1

The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or the breach thereof. If the Parties do not fully settle, and a Party wishes to pursue the matter, each such dispute, controversy or claim that is not an “Excluded Claim” shall be finally resolved by binding arbitration in accordance with the Commercial Arbitration Rules and Supplementary Procedures for Large Complex Disputes of the American Arbitration Association (“AAA”), and judgment on the arbitration award may be entered in any court having jurisdiction thereof.

11.8.2

The arbitration shall be conducted by a panel of three persons experienced in the pharmaceutical business: within thirty (30) days after initiation of arbitration, each Party shall select one person to act as arbitrator; and the two Party-selected arbitrators shall select a third arbitrator within thirty (30) days of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the AAA. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English.

11.8.3

Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration.

11.8.4

Except to the extent necessary to confirm an award or as may be required by law, neither a Party nor an arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable Delaware statute of limitations.

11.8.5

The Parties agree that, in the event of a dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the dispute through arbitration or other judicial determination. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if an arbitrator or court determines that such payments are not due.

11.8.6

As used in this Section, the term “Excluded Claim” shall mean a dispute, controversy or claim that concerns (a) the validity or infringement of a patent, trademark or copyright; or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.

11.9

Non-solicitation

Except as provided for under Section 2.4(a), during the term of this Agreement and for a period of one (1) year after the termination or expiration of this Agreement, the parties will not directly recruit any person employed by the other party to this Agreement.

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11.10	Entire Agreement; Amendments

11.10.1

This Agreement contains the entire understanding of the Parties with respect to the Alliance Program and the licenses granted hereunder. Any other express or implied agreements and understandings, either oral or written, with regard to the Alliance Program or the licenses granted hereunder are superseded by the terms of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of both Parties hereto. The Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

11.11	Headings

11.11.1	The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

11.12	Independent Contractors

11.12.1

It is expressly agreed that Geron and GEHC shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. Neither Geron nor GEHC shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party.

11.13	Waiver

11.13.1

The waiver by either Party hereto of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party, whether of a similar nature or otherwise.

11.14	Cumulative Remedies

11.14.1	No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

11.15	Waiver of Rule of Construction

11.15.1

Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

[SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

GE HEALTHCARE UK LIMITED		GERON CORPORATION

By:	/s/ Konstantin Fiedler	By:	/s/ David J. Earp

Name:	Konstantin Fiedler, Ph.D.	Name:	David J. Earp, J.D., Ph.D.

Title:	General Manager	Title:	Chief Patent Counsel
	Cell Technologies		Senior Vice President
Business Development

Date:	6/29/2009	Date:	June 29, 2009

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SCHEDULE 1.21

GERON BACKGROUND PATENT RIGHTS

Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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*	*	*	*
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*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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*	*	*	*
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*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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*	*	*	*
*	*	*	*
*	*	*	*
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*	*	*	*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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*	*	*	*
*	*	*	*
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____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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*	*	*	*
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____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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*	*	*	*
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____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
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*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Title	Country	Status	Patent /
Application No.
*	*	*	*
*	*	*	*
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*	*	*	*
*	*	*	*
*	*	*	*
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____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 2.2

ALLIANCE WORKPLAN

*

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 2.4 (b)

CELL BANK COSTS

*

Item	Cost ($USD)
*	$ *(x *)
*	$ *(x *)
Total *	$ *

*

Attribute	Method	Cost ($USD)
*	*	$ *
*	*	$ *
*	*	$ *
*	*	$ *
*	*	$ * (x *)
*	*	$ *
*	*	$ * (x *)
*	*	$ * (x *)
*	*	$ * (x *)
Total *		$ *

____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 5.2.2(a)

ROYALTY STEP-UP

Patent Products	Royalty payable to Geron *	Royalty payable to Geron *
Patent Products in Sections
5.2.1(a) and 5.2.2(a)(i)	* %	* %
Patent Products in Sections
5.2.1(b) and 5.2.2(a)(ii)	* %	* %

SCHEDULE 5.2.2(b)

ROYALTY STACKING

Patent Products	Minimum royalty payable to Geron *	Minimum royalty payable to Geron *
Patent Products in Sections
5.2.1(a) and 5.2.2(a)(i)	* %	* %
Patent Products in Sections
5.2.1(b) and 5.2.2(a)(ii)	* %	* %
____________________

*: Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 6.3.1.

JOINT PRESS RELEASE

PRESS RELEASE

GE Healthcare and Geron announce exclusive global agreement to commercialize stem cell drug discovery technologies

CHALFONT ST GILES, UK & MENLO PARK, CALIFORNIA, 30 JUNE 2009 - GE Healthcare, a unit of General Electric Company (NYSE: GE), and Geron Corporation (Nasdaq: GERN) today announced that they have entered into a global exclusive license and alliance agreement to develop and commercialize cellular assay products derived from human embryonic stem cells (hESCs) for use in drug discovery, development and toxicity screening. Financial terms are not being disclosed.

“This agreement marks a further step in GE Healthcare’s cell technology strategy aimed at addressing the potential of stem cell applications in the drug discovery and therapy markets,” said Konstantin Fiedler, General Manager, Cell Technologies, GE Healthcare. “Combining GE Healthcare’s reach into the drug discovery and research markets as well our expertise in cell manufacturing with Geron’s expertise and IP in hESCs, means that together, we will be able together to accelerate the development of hESC-derived products for drug discovery and development.”

“Geron is intensely focused on developing hESC-based cell therapies, and the expertise that we have developed in scalable manufacturing and differentiation of hESCs to specific cell types is directly applicable to the production of these cells for drug discovery,” said David J. Earp, J.D., Ph.D. Geron’s Senior Vice President of Business Development and Chief Patent Counsel. “In GE Healthcare we have found the ideal partner with whom to develop this near-term commercial opportunity. There is much anticipation of the availability of hESC-derived cells for drug discovery applications within the pharmaceutical industry and we look forward to working closely with GE Healthcare to deliver these promising products.”

Under the terms of the agreement, GE Healthcare has been granted an exclusive license under Geron’s extensive intellectual property portfolio covering the growth and differentiation of hESCs, as well as a sublicense under Geron’s rights to the foundational hESC patents held by the Wisconsin Alumni Research Foundation. GE Healthcare and Geron have established a multi-year alliance program under which scientists from the two companies will work closely together to develop hESC-based products for drug discovery. The program will use stem cells derived from hESC lines listed on the NIH Human Pluripotent Stem Cell Registry. GE Healthcare will fund the R&D program and will be responsible for manufacturing, sales and distribution of products developed under the agreement.

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Up to three quarters of toxicity problems are not detected until preclinical or later stages of drug development and this significantly increases the cost of developing new drugs. Earlier detection of toxicity problems could reduce both overall drug development costs and potentially harmful patient exposure in clinical trials. The GE Healthcare – Geron alliance will develop cellular assay products derived from hESCs that could be used in early in vitro screening of drug candidates.

Cells derived from hESCs have similar attributes to their counterparts in the body, and can therefore be used to predict many pharmacological characteristics of a drug candidate. Cardiotoxicity and hepatotoxicity are the most common causes of drug safety liabilities and withdrawal of drugs during development. Derivation of functional cell types from hESCs, in particular hepatocytes of the liver and cardiomyocytes of the heart, could provide a reliable supply of cells to perform metabolism, biodistribution and toxicity testing of drug candidates.

The combination of GE Healthcare’s Cell Factory capability for cell reproduction and manufacturing with Geron’s hESC technology makes it possible to generate a large scale supply of hESC-derived cells which retain normal cellular functions and could address bottlenecks in new drug research and accelerate the drug development process. The first products developed in the GE Healthcare and Geron alliance are expected to be available by early 2010, with a pipeline of products to follow.

Under the terms of the agreement, intellectual property rights arising from the alliance program research will be shared, with GE Healthcare receiving rights for the development of drug discovery technologies, and Geron receiving rights for cellular therapies applications.

----------------ends------------------

About GE Healthcare

GE Healthcare provides transformational medical technologies and services that are shaping a new age of patient care. Our broad expertise in medical imaging and information technologies, medical diagnostics, patient monitoring systems, drug discovery, biopharmaceutical manufacturing technologies, performance improvement and performance solutions services help our customers to deliver better care to more people around the world at a lower cost. In addition, we partner with healthcare leaders, striving to leverage the global policy change necessary to implement a successful shift to sustainable healthcare systems.

Our "healthymagination" vision for the future invites the world to join us on our journey as we continuously develop innovations focused on reducing costs, increasing access and improving quality and efficiency around the world. Headquartered in the United Kingdom, GE Healthcare is a $17 billion unit of General Electric Company (NYSE: GE). Worldwide, GE Healthcare employs more than 46,000 people committed to serving healthcare professionals and their patients in more than 100 countries. For more information about GE Healthcare, visit our website at www.gehealthcare.com.

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About Geron

Geron is a biopharmaceutical company that is developing first-in-class therapeutic products for the treatment of cancer and chronic degenerative diseases, including spinal cord injury, heart failure and diabetes. The products are based on our core expertise in telomerase and human embryonic stem cells. For more information about Geron, visit www.geron.com.

Safe Harbor

This news release may contain forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that statements in this press release regarding potential applications of Geron’s human embryonic stem cell technology constitute forward-looking statements that involve risks and uncertainties, including, without limitation, risks inherent in the development and commercialization of potential products, uncertainty of clinical trial results or regulatory approvals or clearances, need for future capital, dependence upon collaborators and maintenance of our intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in Geron’s periodic reports, including the annual report on Form 10-Q for the quarter ended March 31, 2009.

Contact
GE Healthcare:	Geron:
Conor McKechnie	Anna Krassowska
Media Relations	Investor and Media Relations
conor.mckechnie@ge.com	info@geron.com
+44 771 751 7028	650-473-7765

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SCHEDULE 7.1.1

GERON EXCEPTIONS

None

SCHEDULE 7.1.1(g)

The warranty in Section 7.1.1(g) is limited to intellectual property relating to human embryonic stem cells. It excludes all other intellectual property owned or assigned to Geron, such as intellectual property relating to telomerase technology and nuclear transfer (cloning) technology.

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SCHEDULE 7.1.2

GEHC EXCEPTIONS

None

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